SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      -------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


                        FRANKLIN REAL ESTATE SECURITIES FUND,
               A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders of Franklin Real Estate Securities Fund, a series of Franklin Real Estate Securities Trust (the "Fund"), scheduled for May 15, 2008 at [10:00 a.m., Pacific Time]. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted "FOR" the Proposal.

      WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THE PROXY PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL SOLICITATIONS, INCLUDING OTHER MAILINGS. PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD YOU RECEIVE.

      WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN (800/342-5236).




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                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

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                                                                     PRELIMINARY



                      FRANKLIN REAL ESTATE SECURITIES FUND,
               A SERIES OFFRANKLIN REAL ESTATE SECURITIES TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders (the "Meeting") of the Franklin Real Estate Securities Fund (the "Fund"), a series of Franklin Real Estate Securities Trust (the "Trust"), will be held at the Fund's offices located at One Franklin Parkway, San Mateo, California 94403-1906 on May 15, 2008 at [10:00 a.m., Pacific Time].

      During the Meeting, shareholders of the Fund will vote on the following
Proposal:

             o To approve a new investment management agreement between the Trust, on behalf of the Fund, and Franklin
                Templeton Institutional, LLC.



                               By Order of the Board of Trustees,



                                  Craig S. Tyle
                                  VICE PRESIDENT


March [_], 2008









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PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



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                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                      PAGE
Information About Voting                                              []

       Who is asking for my vote?                                     []
       Who is eligible to vote?                                       []
       On what issues am I being asked to vote?                       []
       How does the Board of the Fund recommend that I vote?          []
       How do I ensure that my vote is accurately recorded?           []
       May I revoke my proxy?                                         []
       What if my shares are held in a brokerage account?             []

Proposal:       To Approve a New Investment Management                []
                Agreement with FT Institutional

Additional Information About the Fund                                 []

Further Information About Voting and the Meeting                      []

EXHIBITS

Exhibit A - Form of New Investment Management Between                A-1
            Franklin Real Estate Securities Trust, on behalf of Franklin Real Estate Securities
            Fund, and Franklin Templeton Institutional, LLC

Exhibit B - Outstanding Shares and Classes of the Fund as            B-1
            of February 15, 2008, the Record Date

Exhibit C - Entities Owning Beneficially More Than 5                 C-1
            Percent of the Outstanding Shares of Any Class of the Fund


6



                      FRANKLIN REAL ESTATE SECURITIES FUND,
                A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST

                                 PROXY STATEMENT

      INFORMATION ABOUT VOTING

      WHO IS ASKING FOR MY VOTE?

      The Board of Trustees (the "Board") of Franklin Real Estate Securities Trust (the "Trust"), on behalf of Franklin Real Estate Securities Fund (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund to be held on May 15, 2008 (the "Meeting"), have requested your vote.

      WHO IS ELIGIBLE TO VOTE?

      Shareholders of record at the close of business on February 15, 2008, are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the matter presented at the Meeting. The Notice of Special Meeting, the proxy card and the proxy statement were first mailed to shareholders of record on or about March [14], 2008.

      ON WHAT ISSUES AM I BEING ASKED TO VOTE?

      Shareholders are being asked to vote on the following Proposal:

    o To approve a new investment management agreement between the Trust, on behalf of the Fund, and Franklin Templeton Institutional, LLC ("FT Institutional").


      HOW DOES THE BOARD OF THE FUND RECOMMEND THAT I VOTE?

      The Board of the Fund unanimously recommends that you vote:

    o FOR the approval of a new investment management agreement between the Trust, on behalf of the Fund, and FT Institutional.

      HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

      You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

      Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy card will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the Proposal.

      MAY I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

      WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

      If your shares are held by your broker, in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

      PROPOSAL: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FT
                INSTITUTIONAL

      BACKGROUND

      Fund management and the Board have decided that it would be in the best interests of the Fund's shareholders to change investment managers in light of the underperformance of the Fund relative to its peers and propose to engage FT Institutional as the new investment manager for the Fund. In order for FT Institutional to provide portfolio management services to the Fund, the Fund would need to enter into an investment management agreement with FT Institutional. FT Institutional, located at 600 Fifth Avenue, New York, New York 10020, is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC").

      The appointment of FT Institutional, as the investment manager for the Fund, requires shareholder approval. However, the Board has approved the termination of the Fund's prior investment management agreement, dated January 3, 1994 (the "Prior IM Agreement"), with Franklin Advisers, Inc. ("FAI") and approved the interim appointment of FT Institutional as investment manager for the Fund pursuant to an interim investment management agreement (the "Interim IM Agreement") as permitted under Rule 15a-4(b)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Interim IM Agreement is the same as the Prior IM Agreement, and is substantially the same as the proposed new investment management agreement, including fees, except that, by its terms, it will continue in effect for 150 days or until shareholder approval of new investment management agreement.

      Therefore, shareholders of the Fund are being asked to approve a new Investment Management Agreement between the Trust, on behalf of the Fund, and FT Institutional (the "New IM Agreement"). The form of the New IM Agreement is included in EXHIBIT A and, except as discussed below under "Are there any material differences between the New IM Agreement and the Prior IM Agreements?", is substantially the same as the Prior IM Agreement and the Interim IM Agreement. All costs involved in connection with the Meeting will be borne by FT Institutional and its affiliates.

      INFORMATION REGARDING FT INSTITUTIONAL

      FT Institutional has a specialized real estate investment group, Franklin Templeton Real Estate Advisors, which is headed by Jack Foster, Senior Vice President of FT Institutional, and supported by Boris Pialloux and David Levy, both Portfolio Managers of FT Institutional. Messrs. Foster, Pialloux and Levy will have equal authority over all aspects of the Fund's investment portfolio.

      Franklin Templeton Real Estate Advisors currently manages the Franklin Global Trust -- Franklin Global Real Estate Fund ("Global Real Estate Fund") and the Franklin Global Real Estate Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust ("Global Real Estate Securities Fund"), which have investment goals and strategies that are similar to the Fund. As of January 31, 2008, the Global Real Estate Fund and Global Real Estate Securities Fund had net assets of approximately $106.3 million and $873.0 million, respectively. For its services to the Global Real Estate Fund, FT Institutional received an annual fee of 0.55% of daily net assets for the fiscal year ended July 31, 2007. FT Institutional and the administrator for the Global Real Estate Fund have agreed to waive or limit their respective fees payable by the Global Real Estate Fund so that total annual operating expenses do not exceed 1.40% for Class A shares, 2.05% for Class C shares and 1.05% for Advisor Class shares, through November 30, 2008. For its services to the Global Real Estate Securities Fund, FT Institutional received an annual fee of 0.47 % of daily net assets for the fiscal year ended December 31, 2006. FT Institutional and the administrator for the Global Real Estate Securities Fund have agreed to waive or limit their respective fees payable by the Global Real Estate Securities Fund so that total annual operating expenses do not exceed 0.50% through April 30, 2008.

      FT Institutional is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), whose business address is One Franklin Parkway, San Mateo, California 94403-1906. Certain members of the Board and officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by FT Institutional from the Fund. Certain members of the Board hold director and/or officer positions with Resources and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.86% and 15.54%, respectively, of its outstanding shares as of September 30, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles
B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Gregory E. Johnson. There are no other familial relationships among the Board. Craig S. Tyle is an officer of both FT Institutional and the Fund.

      Franklin Templeton Distributors, Inc., the Fund's principal underwriter, is the sole member of FT Institutional (which is a limited liability company) and is wholly owned by Resources. The principal executive officer of FT Institutional is William Y. Yun, whose business address is 600 Fifth Avenue, New York, New York 10020. FT Institutional provides investment advisory services to investment companies registered under the 1940 Act, separately managed accounts and pooled investment vehicles that are exempt from registration under the 1940 Act, including the selection of securities to be purchased, held or sold and the selection of brokers through which the portfolio transactions are executed.

      Prior to the interim appointment of FT Institutional, FAI served as the Fund's investment manager pursuant to the Prior IM Agreement. The Prior IM Agreement was approved by the Fund's initial sole shareholder on November 16, 1993 in connection with the organization of the Fund. The Board most recently voted to renew the Prior IM Agreement on April 17, 2007.

      For the fiscal year ended April 30, 2007, the aggregate amount of investment management fees paid by the Fund to FAI, including administration fees, was $4,941,882.

      ARE THERE ANY MATERIAL DIFFERENCES BETWEEN THE NEW IM AGREEMENT AND THE PRIOR IM AGREEMENTS?

      The New IM Agreement and the Prior IM Agreement for the Fund are substantially the same in most material respects except for the change in the identity of the investment manager. In addition, the New IM Agreement clarifies that the investment manager, may, at its own expense, hire one or more sub-advisers to perform services for the Fund, that all decisions on proxy voting with respect to the Fund's portfolio securities will be made by the investment manager unless the Board determines otherwise, and that the Fund is responsible for the cost of any proxy voting services used on its behalf. Finally, the New IM Agreement includes provisions that specify the investment manager's role in providing investment advice with respect to lawsuits involving securities presently or formerly held by the Fund and undertaking any such litigation on behalf of the Fund.

      WHAT ARE THE MATERIAL TERMS OF THE NEW IM AGREEMENT?

      Below is a summary of the material terms of the New IM Agreement.

      SERVICES. FT Institutional will manage the Fund's assets subject to and in accordance with the Fund's investment objectives and policies, the terms of the New IM Agreement, and any directions that the Board may issue from time to time. FT Institutional will make all determinations with respect to the investment of the Fund's assets and the purchase and sale of the Fund's investment securities, and will take such steps as may be necessary to implement the same.

      FT Institutional will also be responsible for providing for administrative services as may be reasonably required for managing the affairs and conducting the business of the Fund, including conducting correspondence and other communications with the shareholders of the Fund, and maintaining all internal bookkeeping, accounting and auditing services in connection with the Fund's investment and business activities. FT Institutional will engage Franklin Templeton Services, LLC to provide such services to the Fund.

      MANAGEMENT FEES. Pursuant to the New IM Agreement, the rate of the monthly fee payable to FT Institutional by the Fund is identical to the fee paid by the Fund under the Prior IM Agreement, and shall be based upon the following annual rates of the Fund's daily net assets:

                0.625% of the value of net assets up to and including $100 million;

                0.50% of the value of net assets over $100 million up to and including $250 million;

                0.45% of the value of net assets over $250 million up to and including $7.5 billion;

                0.44% of the value of net assets over $7.5 billion up to and including $10 billion;

                0.43% of the value of net assets over $10 billion up to and including $12.5 billion;

                0.42% of the value of net assets over $12.5 billion up to and including $15 billion; and

                0.40% of the value of net assets in excess of $15 billion.


      FUND EXPENSES. With respect to Fund expenses, the New IM Agreement for the Fund contains the same provisions as in the Prior IM Agreement for the Fund, except as noted above with respect to the costs of proxy voting services. Thus, the obligations of the Fund and the investment manager with respect to Fund expenses remain unchanged.

      BROKERAGE. Under the New IM Agreement, FT Institutional will seek to obtain the best net price and execution for the Fund. The New IM Agreement recognizes that FT Institutional may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" provided by that broker.

      LIMITATION OF LIABILITY. The New IM Agreement for the Fund provides that in the absence of FT Institutional's willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreement, FT Institutional will not be subject to liability to the Fund for any act or omission in providing investment advisory services.

      CONTINUANCE. If shareholders of the Fund approve the New IM Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New IM Agreement is thereafter renewable annually for successive periods not to exceed one year: (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement, cast in person at a meeting called for the purpose of voting on the Agreement.

      WHY IS THE BOARD RECOMMENDING APPROVAL OF THE NEW IM AGREEMENT?

      The Board of Trustees has been monitoring the performance of the Fund and discussed with management the replacement of its portfolio manager and investment team at a meeting held December 3, 2007. At a meeting held January 16, 2008, the Board, including a majority of the Independent Trustees, approved the New IM Agreement with FT Institutional. In considering this matter the Independent Trustees received assistance and advice from, and met separately with, independent counsel. The following sets forth some of the primary factors relevant to the Board's decision.

      In considering the New IM Agreement with FT Institutional, the Board of the Fund noted that the terms were substantially the same in most material respects to those of the Prior IM Agreement. Consequently, in considering the New IM Agreement, primary consideration was given by the Board on matters relating to FT Institutional and Messrs. Foster, Pialloux and Levy, who would be assuming primary day-to-day portfolio responsibilities for the Fund. Information was furnished to the Board as to Messrs. Foster, Pialloux and Levy, including their background and experience, as well as the investment performance of the Global Real Estate Fund and Global Real Estate Securities Fund, which are both currently managed by FT Institutional. The Global Real Estate Fund has been in existence since June 15, 2006 and the Board noted that its overall performance, as well as the U.S. securities component of such performance has been favorable with respect to its Lipper Real Estate Funds peer groups. The Board noted that FT Institutional has only managed the Global Real Estate Securities Fund since May 1, 2007, when such Fund's mandate was changed from a domestic real estate fund to a global real estate fund, and did not consider its investment performance to be particularly meaningful in view of such short period. The Board also noted that the policies of FT Institutional as to various matters, including brokerage allocation and proxy voting, were identical to those of the previous investment manager and that its employees were subject to the same Code of Ethics as applied to employees of the previous investment manager.

      The Board also took into account the fact that the New IM Agreement would have no effect on non-investment advisory services furnished to the Fund by FT Institutional and its affiliates, including those relating to compliance, shareholder servicing, accounting and internal audit which the Board continuously reviewed and found satisfactory. The Board also noted that the New IM Agreement would have no effect on the expense ratio of the Fund which, at the date of its most recent investment management contract renewal, was in the least expensive quintile of its Lipper selected Expense Group and would make no change in the level of investment management fees charged, which contained breakpoints beyond their current asset levels. In view of such facts, the Board believes that the schedule of fees to be paid thereunder provides a sharing of benefits with the Fund and its shareholders to the extent economies of scale would be realized by FT Institutional and its affiliates.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

      ADDITIONAL INFORMATION ABOUT THE FUND

       THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of FT Institutional. Pursuant to an administration agreement with the investment manager for the Fund, FT Services performs certain administrative functions for the Fund. The fees are paid by the investment manager for the Fund, and are not an additional expense of the Fund.

      FT Services will continue to act as administrator for the Fund after approval of the New IM Agreement.

      THE UNDERWRITER. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. ("Distributors"), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives sales loads and 12b-1 fees pursuant to a separate Rule 12b-1 plan adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. For its services, Distributors received $4,311,065 with respect to the Fund for the fiscal year ended April 30, 2007.

      Distributors will continue to act as principal underwriter for the Fund after approval of the New IM Agreement.

           THE TRANSFER AGENT. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. In connection with its services as transfer agent and shareholder servicing agent for the Fund, FTIS received $2,243,309 with respect to the Fund for the fiscal year ended April 30, 2007.

      FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after approval of the New IM Agreement.

      THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

           OTHER MATTERS. The Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

           PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of the Fund as of February 15, 2008, the Record Date, are set forth in EXHIBIT B.

           From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund's management, as of February 15, 2008, there were no other entities, except as set forth in EXHIBIT C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

           In addition, to the knowledge of the Fund's management, as of February 15, 2008, no nominee or Board member of a Fund owned 1% or more of the outstanding shares of the Fund.

      CONTACTING THE BOARD. If a shareholder wishes to send a communication to the Board of the Trust, such correspondence should be in writing and addressed to the Board at the Trust's offices as follows: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for its review and consideration.

                FURTHER INFORMATION ABOUT VOTING AND THE MEETING

           SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FT Institutional or its affiliates. Brokerage firms and others are reimbursed for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

           The Altman Group (the "Solicitor") has been engaged to assist in the solicitation of proxies at an estimated cost of $49,942, plus expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

      Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

           QUORUM. Holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal.

           METHOD OF TABULATION. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote "against" a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting. The Proposal requires that shareholders of the Fund approve the Proposal by the affirmative vote of the lesser of:(i) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

           ADJOURNMENT. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Fund's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

           SHAREHOLDER PROPOSALS. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund's offices at: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. Such proposal must be received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund's governing instruments.

      Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

           The Board is not aware of any business, other than the matters described above, to come before the Meeting. However, should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, or of which the Board was not given reasonable notice in advance of mailing these materials, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

                          By Order of the Board of Trustees,



                          Craig S. Tyle, Vice President

March [_], 2008


A-8



                                    EXHIBIT A

                   FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT


      THIS INVESTMENT MANAGEMENT AGREEMENT made between FRANKLIN REAL ESTATE SECURITIES TRUST, a Delaware statutory trust (the "Trust"), on behalf of FRANKLIN REAL ESTATE SECURITIES FUND (the "Fund"), a series of the Trust, and FRANKLIN TEMPLETON INSTITUTIONAL, LLC, a Delaware limited liability company (the "Manager").

      WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory and other services for the Fund; and,

      WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

      NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

      1. EMPLOYMENT OF THE MANAGER. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

      2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE MANAGER. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

           A. ADMINISTRATIVE SERVICES. The Manager shall furnish to the
Fund adequate: (i) office space, which may be space within the offices of the Manager or in such other places as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing the affairs and conducting the business of the Fund, including conducting correspondence and other communications with the shareholders of the Fund, maintaining all internal bookkeeping, accounting and auditing services and records in connection with the Fund's investment and business activities. The Manager shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager or its affiliates.

           B. INVESTMENT MANAGEMENT SERVICES.

                 (a) The Manager shall manage the Fund's assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions, and (iii) the extent to which those decisions have been implemented.

                 (b) The Manager, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund's securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund's transactions from among:

                 (i) Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

                 (ii) Those brokers and dealers who supply research, statistical and other data to the Manager or its affiliates which the Manager or its affiliates may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund's assets and securities, whether or not such data may also be useful to the Manager and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

                 (c) When the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation, " Franklin/Templeton Distributors, Inc. ("Distributors") shall be designated as the "tendering dealer" so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

                 (d) The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

                 (e) The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's paramount duty to obtain the best net price and execution for the Fund.

                 (f) Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should Manager undertake litigation against an issuer on behalf of the Fund, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Manager may recover and, in such case, agrees to hold Manager harmless for excluding the Fund from such action. In the case of class action suits involving issuers held in the Fund, Manager may include information about the Fund for purposes of participating in any settlements.

           C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF
SECURITIES REGISTRATION STATEMENTS, AMENDMENTS AND OTHER MATERIALS. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

           D. OTHER OBLIGATIONS AND SERVICES. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

           E. DELEGATION OF SERVICES. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Fund for which it is responsible under this Agreement. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders is obtained. The Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

      3. EXPENSES OF THE FUND. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

           A. Fees and expenses paid to the Manager as provided herein;

           B. Expenses of all audits by independent public accountants;

           C. Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

           D. Expenses of obtaining quotations for calculating the value of the Fund's net assets;

           E. Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

           F. Taxes levied against the Fund;

           G. Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

           H. Costs, including the interest expense, of borrowing money;

           I. Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;

           J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

           K. Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

           L. Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

           M. Trade association dues;

           N. The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

           O. The Fund's portion of the cost of any proxy voting service used on its behalf.

      4. COMPENSATION OF THE MANAGER. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund's net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

           A. For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund's current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at the following annual rates:

           0.625%  of the  value of net  assets  up to and  including
           $100 million;

           0.50% of the value of net assets over $100 million up to and including $250 million;

           0.45% of the value of net assets over $250 million up to and including $7.5 billion;

           0.44% of the value of net assets over $7.5 billion up to and including $10 billion;

           0.43% of the value of net assets over $10 billion up to and including $12.5 billion;

           0.42% of the value of net assets over $12.5 billion up to and including $15 billion; and

           0.40% of the value of net assets in excess of $15 billion.

           B. The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith and to the extent necessary to comply with the limitations on expenses which may be borne by the Fund as set forth in the laws, regulations and administrative interpretations of those states in which the Fund's shares are registered. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were full set forth herein.

           C. If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

      5. ACTIVITIES OF THE MANAGER. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

      6. LIABILITIES OF THE MANAGER.

           A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

           B. Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust's Board of Trustees; or, (ii) is within the control of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 6.B., to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 6.B. within thirty (30) days after a bill or statement has been received by the Manager therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

           C. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

      7. RENEWAL AND TERMINATION.

           A. This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons" as defined in the 1940 Act, of such party, cast in person at a meeting called for the purpose of voting on the Agreement.

           B. This Agreement:

                 (i) may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Manager;

                 (ii) shall immediately terminate with respect to the Fund in the event of its assignment; and

                 (iii) may be terminated by the Manager on sixty (60) days' written notice to the Fund.

           C. As used in this Section 7 the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

           D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

      8. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the ____ day of ____________.


FRANKLIN REAL ESTATE SECURITIES TRUST
on behalf of FRANKLIN REAL ESTATE SECURITIES FUND


By:  _____________________________

Title: ____________________________



FRANKLIN TEMPLETON INSTITUTIONAL, LLC


By:  ____________________________

Title: ___________________________


B-1




                                    EXHIBIT B

     OUTSTANDING SHARES AND CLASSES OF THE FUND AS OF FEBRUARY 15, 2008, THE
                                   RECORD DATE


                                    [INSERT]














C-1



                                    EXHIBIT C


              ENTITIES OWNING BENEFICIALLY MORE THAN 5 PERCENT OF
                THE OUTSTANDING SHARES OF ANY CLASS OF THE FUND

                                    [INSERT]

















                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




          PROXY                                                    PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                      FRANKLIN REAL ESTATE SECURITIES FUND
                                 MAY [15], 2008

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Real Estate Securities Fund ("Real Estate Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Real Estate Fund that the undersigned is entitled to vote at Real Estate Fund's Special Meeting of Shareholders to be held at One Franklin Parkway, San Mateo, California 94403-1906 at [9:00 a.m.], Pacific time on May [15], 2008, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN REAL ESTATE SECURITIES TRUST ("TRUST") ON BEHALF OF REAL ESTATE FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                             VOTE VIA THE INTERNET:
                             WWW.FRANKLINTEMPLETON.COM
                             VOTE VIA TELEPHONE: 1-800-[     ]
                             CONTROL NUMBER:

                             Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.



                               Signature



                               Signature


                                                    , 2008
                               Date



                     (Please see reverse side)

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.

                                            FOR  AGAINST   ABSTAIN
1. To approve a new investment management   []     []        []
   agreement with Franklin Templeton
   Institutional, LLC.




               IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S. EVERY SHAREHOLDER'S VOTE IS IMPORTANT